EXHIBIT 10(d)

[Hasbro Logo]


December 13, 2000

Salvatore Meli, Esq.
189-05 Crocheron Avenue
Flushing, NY 11358
U.S.A.

Dear Sal,

Further to our conversations and the telephone conversation
I had today with Donald Bezahler please be advised that we have agreed that the total rent for the lease with Central
Toy Manufacturing Inc. which was extended to January 31,
2004 in July will be as follows:

February 1, 2001 to January 31, 2002          $579,382.77
February 1, 2002 to January 31, 2003          $589,382.77
February 1, 2003 to January 31, 2004          $599,382.77

We request that you indicate your consent to the aforesaid by executing and returning to us a duplicate of this letter.

Yours very truly,

/s/ Avrum Stark

Avrum Stark
Senior Vice President
Finance and Operations

Receipt acknowledged and agreed to this 29th day of December, 2000.

Per:     Central Toy Manufacturing Inc.

Signature:  /S/ SALVATORE MELI
          ------------------------------
Name:     Salvatore Meli
          ------------------------------

cc:  Donald Bezahler

HASBRO CANADA CORPORATION / CORPORATION HASBRO CANADA 2350 de la Province, Longueuil, Quebec J4G 1G2, 450-570-9820,
Fax 450-351-4531

HASBRO SALES CORPORATION / CORPORATION LES VENTES HASBRO
2605 Skymark Avenue, Mississauga, Ontario L4W 4L5 905-238-
3374 Fax 905-238-2860